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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                            PURSUANT TO 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 17, 2003

Commission File Number   014612
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                               WAYNE BANCORP, INC
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             (Exact name of registrant as specified in its charter)

             Ohio                                       34-1516142
             ----                                       ----------
(State or other jurisdiction of                       (IRS Employer
  incorporation or organization)                   Identification No.)

           112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691
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                    (Address of principal executive offices)

                                 (330) 264-1222
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              (Registrant's telephone number, including area code)




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

     99.1 Press Release dated April 17, 2003 with respect to the Registrant's financial results for the first quarter ended March 31, 2003


ITEM 9.       INFORMATION FURNISHED UNDER ITEM 12 RESULTS OF
              OPERATIONS AND FINANCIAL CONDITION


The information included in this section is intended to be included under "Item
12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 17, 2003, the Registrant announced financial results for the first quarter ended March 31, 2003, reporting earnings of $2,228,000. A copy of the press release announcing the Registrant's results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.







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                                   SIGNATURES

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Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  April 17, 2003                    \s\ David P. Boyle
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                                         David P. Boyle
                                         President and Chief Executive Officer





Date:  April 17, 2003                    \s\ John A. Lende
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                                         John A. Lende
                                         Secretary and Treasurer


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